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Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1993-1              15-May-97
************************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                              23.072%
   Annualized Gross Cash Yield (excluding principal recoveries)              17.315%
   Annualized Net Default Rate                                                6.839%
   Annualized Portfolio Yield                                                10.477%

Delinquency status of accounts:
   5 - 29 days ($)                                                   207,472,459.81
   5 - 29 days (%)     (Gross/Gross)                                           3.33%
   30 - 59 days($)                                                    83,095,021.77
   30 - 59 days (%)     (Gross/Gross)                                          1.33%
   60+ days ($)                                                      180,610,286.16
   60+ days (%)     (Gross/Gross)                                              2.90%
        Total ($)                                                    471,177,767.74
        Total (%)     (Gross/Gross)                                            7.56%

Collections
   Principal                                                       1,343,187,321.19
   Finance Charge                                                     60,283,002.35
   Fees                                                                9,140,410.06
   Allocated Interchange                                              18,516,547.26
   Other Recoveries                                                      405,132.14
   Principal Recoveries                                                1,276,823.04
   Total                                                           1,432,809,236.04

Adjustment Payments                                                            0.00
Transfer Deposit Amount                                                        0.00


   Gross Principal Defaults                                           36,168,374.24

   Defaulted Receivables Repurchased Pursuant to Article 2.07                  0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                  0.00
   Net Defaulted Amount (Gross Defaults less Principal Recoveries     34,891,551.20

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collection     15,303,654.59
Investor Defaulted Amount (Gross)                                      6,254,924.16
Series Adjusted Portfolio Yield                                              10.255%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                              84.9996411%
Fixed Class A Invested Percentage                                        84.9996411%

Class A Monthly Interest (Due) [Section 4.08(a)]                       4,415,625.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                       0.00
Class A Additional Interest (Due) [Section 4.08(a)]                            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                    0.00
Class A Investor Default Amount                                        5,316,663.09
Allocable Servicing Fee (Due) [Section 3]                              1,764,713.33
Previously unpaid Allocable Servicing Fee                                      0.01

Class A Required Amount [Section 4.09(a)]
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.1              0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                 0.00
     From Subordinated Principal Collections [Section 4.15(a)]                 0.00
     Total ("Funded Class A Required Amount")                                  0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]     13,008,051.48
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]              1,511,050.05
Funded Class A Required Amount                                                 0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Serv              0.00
Total Available for Class A Invested Percentage Allocations           11,497,001.43

Class A Monthly Interest (Paid)                                        4,415,625.00
Overdue Class A Monthly Interest (Paid)                                        0.00
Class A Additional Interest (Paid)                                             0.00
Overdue Class A Additional Interest (Paid)                                     0.00
Reimb. of Class A Investor Default Amount (Paid)                       5,316,663.09
Allocable Servicing Fee (Paid)                                         1,764,713.33
Previously unpaid Allocable Servicing Fee (Paid)                               0.01

Class A Interest Shortfall                                                     0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                               5.0003400%
Fixed Class B Invested Percentage                                         5.0003400%

Class B Monthly Interest (Due) [Section 4.08(b)]                         233,840.42
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                       0.00
Class B Additional Interest (Due) [Section 4.08(b)]                            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                    0.00
Class B Investor Default Amount                                          312,767.47

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest               0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                              0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                      312,767.47
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                        312,767.47

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]        765,234.76
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                531,394.34
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
Funded Class B Default Amount                                            312,767.47
Total Available for Class B Floating Allocations                         546,607.89

Class B Monthly Interest (Paid)                                          233,840.42
Overdue Class B Monthly Interest (Paid)                                        0.00
Class B Additional Interest (Paid)                                             0.00
Overdue Class B Additional Interest (Paid)                                     0.00
Reimbursement Class B Investor Default Amount (Paid)                     312,767.47

Class B Interest Shortfall                                                     0.00

*** Collateral Invested Percentage Allocations ***                             0.00

Collateral Invested Percentage                                           10.0000189%

Collateral Monthly Interest (Due) [Section 4.08(c)]                      590,077.14
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                         0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                 0.00
Collateral Investor Default Amount                                       625,493.60

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(      1,530,368.35
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]              940,291.21
From Excess Reallocated FC&A to Fund Collateral Investor Default         625,493.60
Total Available for Collateral Invested Percentage Allocations         1,215,570.74

Collateral Monthly Interest (Paid)                                       590,077.14
Overdue Collateral Monthly Interest (Paid)                                     0.00
Collateral Additional Interest (Paid)                                          0.00
Overdue Collateral Additional Interest (Paid)                                  0.00
Reimbursement of Collateral Default Amount (Paid)                        625,493.60

Collateral Interest Shortfall                                                  0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]            1,511,050.05
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]              531,394.34
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b        940,291.21
         Total                                                         2,982,735.60
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                     0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section               0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio        312,767.47
    Allocated to reimburse Class B Invested Amount reductions [Se              0.00
    Allocated to unpaid Allocated Servicing Fee from previous per              0.00
    Allocated to fund the Collateral Default Amount [Section 4.13        625,493.60
    Allocated to reimburse Collateral Invested Amount reductions               0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                 0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(      2,044,474.53

Subordinated Principal Collections [Section 4.15]                     34,844,263.85
   Allocated to Class A Required Amount [Section 4.15(a)]                      0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio              0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]    Not Triggered
   Other Amortization Events                                     Not Triggered
Transaction Period                                               REVOLVING

Principal Allocation Percentage                                  N/A
Principal Allocation Percentage Numerator                        N/A

Available Investor Principal Collections
     Investor Principal Collections                                  214,689,967.83
     Subordinated Principal Collections                                        0.00
     Series Allocable Miscellaneous Payments                                   0.00
     Series 1993-1 Excess Principal Collections                                0.00
     [Subordinated Series Reallocated Principal Collections]                   0.00
  Available Investor Principal Collections                           214,689,967.83

Collateral Principal Collections                                      23,854,490.94

Controlled Distribution Amount                                   N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                              0.00
Class A Monthly Principal (Paid)                                               0.00

Deficit Controlled Amortization Amount                                         0.00

Total Available to Pay Class B Monthly Principal                     214,689,967.83
Class B Monthly Principal (Due) [Section 4.09(b)]                              0.00
Class B Monthly Principal (Paid)                                               0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                           0.00
Collateral Monthly Principal (Paid)                                            0.00

Series 1993-1 Principal Shortfall                                              0.00
Trust Excess Principal Collections                                   238,544,458.77


*** Funding Accounts ***

Class A Principal Funding Account deposit                        N/A
Principal Distributed to Class A Certificateholders                            0.00
Class A Principal Funding Account Balance                        N/A

Class B Principal Funding Account deposits                                     0.00
Principal Distributed to Class B Certificateholders                            0.00
Class B Principal Funding Account Balance                        N/A

Class A Interest Payment/Deposit
   from Collection Account                                             4,415,625.00
   from Principal Funding Account                                N/A
   Paid to Class A Certificateholders                                  4,415,625.00
   Principal Funding Account Balance                             N/A

Class B Interest Payment/Deposit
   from Collection Account                                               233,840.42
   from Principal Funding Account                                N/A
   Paid to Class B Certificateholders                                    233,840.42
   Principal Funding Account Balance                             N/A

Class A Investor Charge-Offs                                                   0.00
Reimbursement of Class A Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                           0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                  0.00
Class B Investor Charge-Offs                                                   0.00
Reimbursement of Class B Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductio              0.00

Reduction of the Collateral Invested Amount                                    0.00
Previous month's ending Collateral Invested Amount                   105,883,000.00
Current Month's ending Collateral Invested Amount                    105,883,000.00
Reimbursement of Collateral Invested Amount reductions                         0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                  0.00

Unpaid current Allocated Servicing Fee                                         0.00
Reimbursement of unpaid Allocated Servicing Fee                                0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                           0.01



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                     6,122,550,235.85
Average Principal outstanding based upon additional accounts       6,122,550,235.85
Principal Receivables outstanding                                  6,142,736,239.29
Finance Charge and Administrative Receivables outstanding             91,551,367.22

Class A Invested Amount                                              900,000,000.00
Class B Invested Amount                                               52,945,000.00
Collateral Invested Amount                                           105,883,000.00

Series Adjusted Invested Amount                                    1,058,828,000.00
Series Required Sellers Amount                                        74,117,960.00
Required Collateral Amount                                           105,883,000.00
Available Collateral Amount                                          105,883,000.00

Class A Certificate Balance                                          900,000,000.00
Class B Certificate Balance                                           52,945,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                               0.00
   Deposit of Excess Collections                                               0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                              0.00
      To reimburse Class A Investor Charge-Offs                                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative              0.00
          Excess Interest Amount                                               0.00
      To fund the Class B Investor Default Amount                              0.00
      To reimburse Class B Invested Amount reductions                          0.00
             Total                                                             0.00
   Deposit of Collateral Monthly Principal                                     0.00
   Net Available                                                               0.00
   Required Cash Collateral Amount                                             0.00
   Collateral Surplus                                                          0.00
   Cash Collateral Account Surplus                                             0.00
   End Balance                                                                 0.00

Collateral Surplus (Prime)                                                     0.00
Cash Collateral Account Surplus (Prime)                                        0.00


*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-1
*****************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                                4.90625
   2. Principal distribution per $1,000 interest                            0.00000
   3. Interest distribution per $1,000 interest                             4.90625

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     a. One-month LIBOR                                                    5.687500%
     b. Spread                                                             0.200000%
     c. Class A Certificate Rate                                           5.887500%
   2. Beginning Invested Amount                                      900,000,000.00
   3. Number of Days in the Interest Period                                      30

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of Finance Charge & Administrative Receivab     89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                     84.999641%
      (b) Principal Allocation Percentage                        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                            0.00
      (b) Total amount on deposit in Principal
          Funding Account                                        N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                    3.327926%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                    1.332871%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class A Investor Default Amount                                  5,316,663.09


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                             0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                 0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                   0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                         1,764,713.33

   8. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class A Pool Factor                                                         1.00

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date       52,945,000.00

   2. Available Collateral Invested Amount as of the end of the P    105,883,000.00

*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-1

*****************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               4.416667
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            4.416667

B. Calculation of Class B Interest

   1. Class B Coupon                                                       5.300000%
   2. Beginning Invested Amount                                       52,945,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of FC&A                                         89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                      5.000340%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                    0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                        N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class B Investor Default Amount                                    312,767.47


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                     0.000000
      (b) The amount of Item 6(a) per $1,000 interest                      0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                        0.000000
      (d) The amount of Item 6(c) per $1,000 interest                      0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date               0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                              0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                         0.00%

   8. Available Collateral Invested Amount                           105,883,000.00

   9. Deficit Controlled Amortization Amount for such Payment Dat          0.000000

D. Class B Pool Factor                                                     1.000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1993-2              15-May-97
************************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                              23.072%
   Annualized Gross Cash Yield (excluding principal recoveries)              17.315%
   Annualized Net Default Rate                                                6.839%
   Annualized Portfolio Yield                                                10.477%

Delinquency status of accounts:
   5 - 29 days ($)                                                   207,472,459.81
   5 - 29 days (%)     (Gross/Gross)                                           3.33%
   30 - 59 days($)                                                    83,095,021.77
   30 - 59 days (%)     (Gross/Gross)                                          1.33%
   60+ days ($)                                                      180,610,286.16
   60+ days (%)     (Gross/Gross)                                              2.90%
        Total ($)                                                    471,177,767.74
        Total (%)     (Gross/Gross)                                            7.56%

Collections
   Principal                                                       1,343,187,321.19
   Finance Charge                                                     60,283,002.35
   Fees                                                                9,140,410.06
   Allocated Interchange                                              18,516,547.26
   Other Recoveries                                                      405,132.14
   Principal Recoveries                                                1,276,823.04
   Total                                                           1,432,809,236.04

Adjustment Payments                                                            0.00
Transfer Deposit Amount                                                        0.00


   Gross Principal Defaults                                           36,168,374.24

   Defaulted Receivables Repurchased Pursuant to Article 2.07                  0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                  0.00
   Net Defaulted Amount (Gross Defaults less Principal Recoveries     34,891,551.20

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collection      8,396,920.03
Investor Defaulted Amount (Gross)                                      3,474,947.36
Series Adjusted Portfolio Yield                                           10.040812%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                               84.999898%
Fixed Class A Invested Percentage                                         84.999898%

Class A Monthly Interest (Due) [Section 4.08(a)]                       2,333,333.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                       0.00
Class A Additional Interest (Due) [Section 4.08(a)]                            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                    0.00
Class A Investor Default Amount                                        2,953,701.71
Allocable Servicing Fee (Due) [Section 3]                                980,393.33
Previously unpaid Allocable Servicing Fee                                      0.00

Class A Required Amount [Section 4.09(a)]                                      0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.1              0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                 0.00
     From Subordinated Principal Collections [Section 4.15(a)]                 0.00
     Total ("Funded Class A Required Amount")                                  0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]      7,137,373.46
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                869,945.09
Funded Class A Required Amount                                                 0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Serv              0.00
Total Available for Class A Invested Percentage Allocations            6,267,428.37

Class A Monthly Interest (Paid)                                        2,333,333.33
Overdue Class A Monthly Interest (Paid)                                        0.00
Class A Additional Interest (Paid)                                             0.00
Overdue Class A Additional Interest (Paid)                                     0.00
Reimb. of Class A Investor Default Amount (Paid)                       2,953,701.71
Allocable Servicing Fee (Paid)                                           980,393.33
Previously unpaid Allocable Servicing Fee (Paid)                               0.00

Class A Interest Shortfall                                                     0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                5.000034%
Fixed Class B Invested Percentage                                          5.000034%

Class B Monthly Interest (Due) [Section 4.08(b)]                         144,609.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                       0.00
Class B Additional Interest (Due) [Section 4.08(b)]                            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                    0.00
Class B Investor Default Amount                                          173,748.55

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest               0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                              0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                      173,748.55
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                        173,748.55

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]        419,848.86
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                275,239.86
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
Funded Class B Default Amount                                            173,748.55
Total Available for Class B Floating Allocations                         318,357.55

Class B Monthly Interest (Paid)                                          144,609.00
Overdue Class B Monthly Interest (Paid)                                        0.00
Class B Additional Interest (Paid)                                             0.00
Overdue Class B Additional Interest (Paid)                                     0.00
Reimbursement Class B Investor Default Amount (Paid)                     173,748.55

Class B Interest Shortfall                                                     0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                            10.000068%

Collateral Monthly Interest (Due) [Section 4.08(c)]                      327,821.25
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                         0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                 0.00
Collateral Investor Default Amount                                       347,497.10

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(        839,697.71
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]              511,876.46
From Excess Reallocated FC&A to Fund Collateral Investor Default         347,497.10
Total Available for Collateral Invested Percentage Allocations           675,318.35

Collateral Monthly Interest (Paid)                                       327,821.25
Overdue Collateral Monthly Interest (Paid)                                     0.00
Collateral Additional Interest (Paid)                                          0.00
Overdue Collateral Additional Interest (Paid)                                  0.00
Reimbursement of Collateral Default Amount (Paid)                        347,497.10

Collateral Interest Shortfall                                                  0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]              869,945.09
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]              275,239.86
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b        511,876.46
         Total                                                         1,657,061.41
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                     0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section               0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio        173,748.55
    Allocated to reimburse Class B Invested Amount reductions [Se              0.00
    Allocated to unpaid Allocated Servicing Fee from previous per              0.00
    Allocated to fund the Collateral Default Amount [Section 4.13        347,497.10
    Allocated to reimburse Collateral Invested Amount reductions               0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                 0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(      1,135,815.76

Subordinated Principal Collections [Section 4.15]                     19,357,534.34
   Allocated to Class A Required Amount [Section 4.15(a)]                      0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio              0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]    Not Triggered
   Other Amortization Events                                     Not Triggered
Transaction Period                                               REVOLVING

Principal Allocation Percentage                                  N/A
Principal Allocation Percentage Numerator                        N/A

Available Investor Principal Collections
     Investor Principal Collections                                  119,271,778.79
     Subordinated Principal Collections                                        0.00
     Series Allocable Miscellaneous Payments                                   0.00
     Series 1993-2 Excess Principal Collections                                0.00
     [Subordinated Series Reallocated Principal Collections]                   0.00
  Available Investor Principal Collections                           119,271,778.79

Collateral Principal Collections                                      13,252,520.00

Controlled Distribution Amount                                   N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                              0.00
Class A Monthly Principal (Paid)                                               0.00

Deficit Controlled Amortization Amount                                         0.00

Total Available to Pay Class B Monthly Principal                     119,271,778.79
Class B Monthly Principal (Due) [Section 4.09(b)]                              0.00
Class B Monthly Principal (Paid)                                               0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                           0.00
Collateral Monthly Principal (Paid)                                            0.00

Series 1993-2 Principal Shortfall                                              0.00
Trust Excess Principal Collections                                   132,524,298.79


*** Funding Accounts ***

Class A Principal Funding Account deposit                        N/A
Principal Distributed to Class A Certificateholders                            0.00
Class A Principal Funding Account Balance                        N/A

Class B Principal Funding Account deposits                                     0.00
Principal Distributed to Class B Certificateholders                            0.00
Class B Principal Funding Account Balance                        N/A

Class A Interest Payment/Deposit
   from Collection Account                                             2,333,333.33
   from Principal Funding Account                                N/A
   Paid to Class A Certificateholders                                  2,333,333.33
   Principal Funding Account Balance                             N/A

Class B Interest Payment/Deposit
   from Collection Account                                               144,609.00
   from Principal Funding Account                                N/A
   Paid to Class B Certificateholders                                    144,609.00
   Principal Funding Account Balance                             N/A

Class A Investor Charge-Offs                                                   0.00
Reimbursement of Class A Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                           0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                  0.00
Class B Investor Charge-Offs                                                   0.00
Reimbursement of Class B Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductio              0.00

Reduction of the Collateral Invested Amount                                    0.00
Previous month's ending Collateral Invested Amount                    58,824,000.00
Current Month's ending Collateral Invested Amount                     58,824,000.00
Reimbursement of Collateral Invested Amount reductions                         0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                  0.00

Unpaid current Allocated Servicing Fee                                         0.00
Reimbursement of unpaid Allocated Servicing Fee                                0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                           0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                     6,122,550,235.85
Average Principal outstanding based upon additional accounts       6,122,550,235.85
Principal Receivables outstanding                                  6,142,736,239.29
Finance Charge and Administrative Receivables outstanding             91,551,367.22

Class A Invested Amount                                              500,000,000.00
Class B Invested Amount                                               29,412,000.00
Collateral Invested Amount                                            58,824,000.00

Series Adjusted Invested Amount                                      588,236,000.00
Series Required Sellers Amount                                        41,176,520.00
Required Collateral Amount                                            58,824,000.00
Available Collateral Amount                                           58,824,000.00

Class A Certificate Balance                                          500,000,000.00
Class B Certificate Balance                                           29,412,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                               0.00
   Deposit of Excess Collections                                               0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                              0.00
      To reimburse Class A Investor Charge-Offs                                0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative              0.00
          Excess Interest Amount                                               0.00
      To fund the Class B Investor Default Amount                              0.00
      To reimburse Class B Invested Amount reductions                          0.00
             Total                                                             0.00
   Deposit of Collateral Monthly Principal                                     0.00
   Net Available                                                               0.00
   Required Cash Collateral Amount                                             0.00
   Collateral Surplus                                                          0.00
   Cash Collateral Account Surplus                                             0.00
   End Balance                                                                 0.00

Collateral Surplus (Prime)                                                     0.00
Cash Collateral Account Surplus (Prime)                                        0.00


*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-2
*****************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               4.666667
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            4.666667

B. Calculation of Class A Interest

   1. Class A Certificate Coupon                                           5.600000%
   2. Beginning Invested Amount                                      500,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of Finance Charge & Administrative Receivab     89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                     84.999898%
      (b) Principal Allocation Percentage                        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                        0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                        N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                           207472459.81
                                    (%)      (Gross/Gross)                     3.33%
      (b) 30 - 59 days-- ($)                                            83095021.77
                                    (%)      (Gross/Gross)                     1.33%
      (c) 60+ days -- ($)                                              180610286.16
                                    (%)      (Gross/Gross)                     2.90%

   5. Class A Investor Default Amount                                    2953701.71


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                         0.000000
      (b) The amount of Item 6(a) per $1,000 interest                      0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                             0.000000
      (d) The amount of Item 6(c) per $1,000 interest                      0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date               0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                            980393.33

   8. Deficit Controlled Amortization Amount for such Payment Dat          0.000000

D. Class A Pool Factor                                                     1.000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                     6142736239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period           91551367.22

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date         29412000.00

   2. Available Collateral Invested Amount as of the end of the P       58824000.00

***********************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-2

***********************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               4.916667
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            4.916667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                           5.900000%
   2. Beginning Class B Invested Amount                               29,412,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of FC&A                                         89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                      5.000034%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                    0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                        N/A

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)      (Gross/Gross)                     3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)      (Gross/Gross)                     1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)      (Gross/Gross)                     2.90%

   5. Class B Investor Default Amount                                    173,748.55


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                     0.000000
      (b) The amount of Item 6(a) per $1,000 interest                      0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                        0.000000
      (d) The amount of Item 6(c) per $1,000 interest                      0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date               0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                              0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                     0.000000

   8. Available Collateral Invested Amount                            58,824,000.00

   9. Deficit Controlled Amortization Amount for such Payment Dat          0.000000

D. Class B Pool Factor                                                     1.000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                     6142736239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period           91551367.22

************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1994-1              15-May-97
************************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                              23.072%
   Annualized Gross Cash Yield (excluding principal recoveries)              17.315%
   Annualized Net Default Rate                                                6.839%
   Annualized Portfolio Yield                                                10.477%

Delinquency status of accounts:
   5 - 29 days ($)                                                   207,472,459.81
   5 - 29 days (%)     (Gross/Gross)                                           3.33%
   30 - 59 days($)                                                    83,095,021.77
   30 - 59 days (%)     (Gross/Gross)                                          1.33%
   60+ days ($)                                                      180,610,286.16
   60+ days (%)     (Gross/Gross)                                              2.90%
        Total ($)                                                    471,177,767.74
        Total (%)     (Gross/Gross)                                            7.56%

Collections
   Principal                                                       1,343,187,321.19
   Finance Charge                                                     60,283,002.35
   Fees                                                                9,140,410.06
   Allocated Interchange                                              18,516,547.26
   Other Recoveries                                                      405,132.14
   Principal Recoveries                                                1,276,823.04
   Total                                                           1,432,809,236.04

Aggregate Principal Shortfalls for Group 1                                     0.00

Adjustment Payments                                                            0.00
Transfer Deposit Amount                                                        0.00


   Gross Principal Defaults                                           36,168,374.24

   Defaulted Receivables Repurchased Pursuant to Article 2.07                  0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                  0.00
   Net Defaulted Amount (Gross Defaults less Principal Recoveries     34,891,551.20

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collection     14,449,225.40
Investor Defaulted Amount (Gross)                                      5,907,403.43
Series Adjusted Portfolio Yield                                               10.25%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                   85.00%
Fixed Class A Invested Percentage                                             85.00%

Class A Monthly Interest (Due) [Section 4.08(a)]                       4,134,895.83
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                       0.00
Class A Additional Interest (Due) [Section 4.08(a)]                            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                    0.00
Class A Investor Default Amount                                        5,021,292.92
Allocable Servicing Fee (Due) [Section 3]                              1,666,666.67
Previously unpaid Allocable Servicing Fee                                     (0.00)

Class A Required Amount [Section 4.10 (a)]                                     0.00
Funding of Class A Required Amount:                                            0.00
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.1              0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                 0.00
     From Subordinated Principal Collections [Section 4.15(a)]                 0.00
     Total ("Funded Class A Required Amount")                                  0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]     12,281,841.59
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]              1,458,986.17
Funded Class A Required Amount                                                 0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Serv              0.00
Total Available for Class A Invested Percentage Allocations           10,822,855.42

Class A Monthly Interest (Paid)                                        4,134,895.83
Overdue Class A Monthly Interest (Paid)                                        0.00
Class A Additional Interest (Paid)                                             0.00
Overdue Class A Additional Interest (Paid)                                     0.00
Reimb. of Class A Investor Default Amount (Paid)                       5,021,292.92
Allocable Servicing Fee (Paid)                                         1,666,666.67
Previously unpaid Allocable Servicing Fee (Paid)                               0.00

Class A Interest Shortfall                                                     0.00

*** Class B Invested Percentage Allocations ***                                0.00

Class B Invested Percentage                                                    5.00%
Fixed Class B Invested Percentage                                              5.00%

Class B Monthly Interest (Due) [Section 4.08(b)]                         252,083.33
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                       0.00
Class B Additional Interest (Due) [Section 4.08(b)]                            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                    0.00
Class B Investor Default Amount                                          295,370.17

Excess current or overdue Class B Monthly Interest,                            0.00
  Class B Additional Interest or the Cummulative Excess Interest               0.00
Funding of Excess current or overdue Class B Monthly Interest,                 0.00
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
     From Excess Reallocated FC&A [Section 4.13(c)]                            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                              0.00

Funding of Class B Investor Default Amount                                     0.00
     From Excess Reallocated FC&A [Section 4.13(d)]                      295,370.17
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                        295,370.17

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]        722,461.27
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                470,377.94
Funded Excess current or overdue Class B Monthly Interest,                     0.00
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
Funded Class B Default Amount                                            295,370.17
Total Available for Class B Floating Allocations                         547,453.50

Class B Monthly Interest (Paid)                                          252,083.33
Overdue Class B Monthly Interest (Paid)                                        0.00
Class B Additional Interest (Paid)                                             0.00
Overdue Class B Additional Interest (Paid)                                     0.00
Reimbursement Class B Investor Default Amount (Paid)                     295,370.17

Class B Interest Shortfall                                                     0.00

*** Collateral Invested Percentage Allocations ***                             0.00

Collateral Invested Percentage                                                10.00%

Collateral Monthly Interest (Due) [Section 4.08(c)]                      557,291.67
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                         0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                 0.00
Collateral Investor Default Amount                                       590,740.34

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(      1,444,922.54
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]              887,630.87
From Excess Reallocated FC&A to Fund Collateral Investor Default         590,740.34
Total Available for Collateral Invested Percentage Allocations         1,148,032.01

Collateral Monthly Interest (Paid)                                       557,291.67
Overdue Collateral Monthly Interest (Paid)                                     0.00
Collateral Additional Interest (Paid)                                          0.00
Overdue Collateral Additional Interest (Paid)                                  0.00
Reimbursement of Collateral Default Amount (Paid)                        590,740.34

Collateral Interest Shortfall                                                  0.00


*** Reimbursement of Shortfalls ***                                            0.00

Excess Reallocated FC&A Collections                                            0.00
  Sources of Excess Reallocated FC&A Collections                               0.00
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]            1,458,986.17
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]              470,377.94
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b        887,630.87
         Total                                                         2,816,994.98
  Uses of Excess Reallocated FC&A Collections [Section 4.13]                   0.00
    Allocated to Class A Required Amount [Section 4.13(a)]                     0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section               0.00
    Allocated to pay current or overdue Class B Monthly                        0.00
        Interest, Class B Additional Interest or the Cumulative                0.00
        Excess Interest Amount [Section 4.13(c)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio        295,370.17
    Allocated to reimburse Class B Invested Amount reductions [Se              0.00
    Allocated to unpaid Allocated Servicing Fee from previous per              0.00
    Allocated to fund the Collateral Default Amount [Section 4.13        590,740.34
    Allocated to reimburse Collateral Invested Amount reductions               0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                 0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(      1,930,884.47

Subordinated Principal Collections [Section 4.15]                     32,907,545.13
   Allocated to Class A Required Amount [Section 4.15(a)]                      0.00
   Allocated to pay current or overdue Class B Monthly                         0.00
        Interest, Class B Additional Interest or the Cumulative                0.00
        Excess Interest Amount [Section 4.15(b)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio              0.00


*** Amortization Allocations ***                                               0.00

Amortization Events                                                            0.00
   [Three Month Average Series Adjusted Portfolio Yield Test]    Not Triggered
   Other Amortization Events                                     Not Triggered
Transaction Period                                               REVOLVING

Principal Allocation Percentage                                  N/A
Principal Allocation Percentage Numerator                        N/A

Available Investor Principal Collections                                       0.00
     Investor Principal Collections                                  202,761,933.85
     Subordinated Principal Collections                                        0.00
     Series Allocable Miscellaneous Payments                                   0.00
     Series 1994-1 Excess Principal Collections                                0.00
     [Subordinated Series Reallocated Principal Collections]                   0.00
  Available Investor Principal Collections                           202,761,933.85

Collateral Principal Collections                                      22,529,103.76

Controlled Distribution Amount                                   N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                              0.00
Class A Monthly Principal (Paid)                                               0.00

Deficit Controlled Amortization Amount                                         0.00

Total Available to Pay Class B Monthly Principal                     202,761,933.85
Class B Monthly Principal (Due) [Section 4.09(b)]                              0.00
Class B Monthly Principal (Paid)                                               0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                           0.00
Collateral Monthly Principal (Paid)                                            0.00

Series 1994-1 Principal Shortfall                                              0.00
Trust Excess Principal Collections                                   225,291,037.61


*** Funding Accounts ***                                                       0.00

Class A Principal Funding Account deposit                        N/A
Principal Distributed to Class A Certificateholders                            0.00
Class A Principal Funding Account Balance                        N/A

Class B Principal Funding Account deposits                                     0.00
Principal Distributed to Class B Certificateholders                            0.00
Class B Principal Funding Account Balance                        N/A

Class A Interest Payment/Deposit                                               0.00
   from Collection Account                                             4,134,895.83
   from Principal Funding Account                                N/A
   Paid to Class A Certificateholders                                  4,134,895.83
   Principal Funding Account Balance                             N/A

Class B Interest Payment/Deposit                                               0.00
   from Collection Account                                               252,083.33
   from Principal Funding Account                                N/A
   Paid to Class B Certificateholders                                    252,083.33
   Principal Funding Account Balance                                           0.00

Class A Investor Charge-Offs                                                   0.00
Reimbursement of Class A Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                           0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                  0.00
Class B Investor Charge-Offs                                                   0.00
Reimbursement of Class B Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductio              0.00

Reduction of the Collateral Invested Amount                                    0.00
Previous month's ending Collateral Invested Amount                   100,000,000.00
Current Month's ending Collateral Invested Amount                    100,000,000.00
Reimbursement of Collateral Invested Amount reductions                         0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                  0.00

Unpaid current Allocated Servicing Fee                                         0.00
Reimbursement of unpaid Allocated Servicing Fee                                0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                          (0.00)



*** Receivables Outstanding & Invested Amounts ***                             0.00

Principal Receivables outstanding [Last Month]                     6,122,550,235.85
Average Principal outstanding based upon additional accounts       6,122,550,235.85
Principal Receivables outstanding [End of Month]                   6,142,736,239.29
Finance Charge and Administrative Receivables outstanding             91,551,367.22

Class A Invested Amount                                              850,000,000.00
Class B Invested Amount                                               50,000,000.00
Collateral Invested Amount                                           100,000,000.00

Series Adjusted Invested Amount                                    1,000,000,000.00
Series Required Sellers Amount                                        70,000,000.00
Required Collateral Amount                                           100,000,000.00
Available Collateral Amount                                          100,000,000.00

Class A Certificate Balance                                          850,000,000.00
Class B Certificate Balance                                           50,000,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]                                         0.00
   Begin Balance                                                               0.00
   Deposit of Excess Collections                                               0.00
   Withdrawal Amounts [Section 4.14 (b)]                                       0.00
      For Class A Required Amount                                              0.00
      To reimburse Class A Investor Charge-Offs                                0.00
      To pay current or overdue Class B Monthly                                0.00
          Interest, Class B Additional Interest or the Cumulative              0.00
          Excess Interest Amount                                               0.00
      To fund the Class B Investor Default Amount                              0.00
      To reimburse Class B Invested Amount reductions                          0.00
             Total                                                             0.00
   Deposit of Collateral Monthly Principal                                     0.00
   Net Available                                                               0.00
   Required Cash Collateral Amount                                             0.00
   Collateral Surplus                                                          0.00
   Cash Collateral Account Surplus                                             0.00
   End Balance                                                                 0.00

Collateral Surplus (Prime)                                                     0.00
Cash Collateral Account Surplus (Prime)                                        0.00

************************************************************************************
Household Finance Corporation                                                Apr-97
Household Affinity Funding Corporation                                    15-May-97
Household Affinity Credit Card Master Trust I, Series 1994-1
************************************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               4.864583
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            4.864583

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                                  5.6875000%
     (b) Spread                                                            0.150000%
     (c) Class A Certificate Rate                                         5.8375000%
   2. Beginning Invested Amount                                           850000000
   3. Days in the Interest Period                                                30

C. Performance of Trust                                                           0

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of Finance Charge & Administrative Receivab     89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                         85.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                              NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class A Investor Default Amount                                  5,021,292.92

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                             0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                 0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                   0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                         1,666,666.67

   8. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class A Pool Factor                                                         1.00

E. Receivables Balances ( as reported for 12/16/96 Distribution)               0.00

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22

F. Class B Certificates (as reported for 12/16/96 Distribution)                0.00

   1. Class B Invested Amount as of the end of the Payment Date       50,000,000.00

   2. Available Collateral Invested Amount as of the end of the P    100,000,000.00


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1994-1              15-May-97
************************************************************************************


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                              5.0416666
   2. Principal distribution per $1,000 interest                          0.0000000
   3. Interest distribution per $1,000 interest                           5.0416666

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                          6.0500000%
   2. Beginning Class B Invested Amount                               50,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of FC&A                                         89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                          5.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                          NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class B Investor Default Amount                                    295,370.17


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                         0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                            0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                   0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                  0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                         0.00

   8. Available Collateral Invested Amount (as reported for 12/16    100,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class B Pool Factor                                                         1.00

E. Receivables Balances (as reported for 12/16/96 Distribution)                0.00

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1994-2              15-May-97
************************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                              23.072%
   Annualized Gross Cash Yield (excluding principal recoveries)              17.315%
   Annualized Net Default Rate                                                6.839%
   Annualized Portfolio Yield                                                10.477%

Delinquency status of accounts:
   5 - 29 days ($)                                                   207,472,459.81
   5 - 29 days (%)     (Gross/Gross)                                           3.33%
   30 - 59 days($)                                                    83,095,021.77
   30 - 59 days (%)     (Gross/Gross)                                          1.33%
   60+ days ($)                                                      180,610,286.16
   60+ days (%)     (Gross/Gross)                                              2.90%
        Total ($)                                                    471,177,767.74
        Total (%)     (Gross/Gross)                                            7.56%

Collections
   Principal                                                       1,343,187,321.19
   Finance Charge                                                     60,283,002.35
   Fees                                                                9,140,410.06
   Allocated Interchange                                              18,516,547.26
   Other Recoveries                                                      405,132.14
   Principal Recoveries                                                1,276,823.04
   Total                                                           1,432,809,236.04

Aggregate Principal Shortfalls for Group 1                                     0.00

Adjustment Payments                                                            0.00
Transfer Deposit Amount                                                        0.00

                                                                               0.00
   Gross Principal Defaults                                           36,168,374.24
                                                                               0.00
   Defaulted Receivables Repurchased Pursuant to Article 2.07                  0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                  0.00
   Net Defaulted Amount (Gross Defaults less Principal Recoveries     34,891,551.20

*** Reallocated Investor Finance Charge and Administrative Collec              0.00

Reallocated Investor Finance Charge and Administrative Collection     15,321,517.07
Investor Defaulted Amount (Gross)                                      5,907,403.43
Series Adjusted Portfolio Yield                                               11.30%

*** Class A Invested Percentage Allocations ***                                0.00

Class A Invested Percentage                                                   87.00%
Fixed Class A Invested Percentage                                             87.00%

Class A Monthly Interest (Due) [Section 4.08(a)]                       5,075,000.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                       0.00
Class A Additional Interest (Due) [Section 4.08(a)]                            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                    0.00
Class A Investor Default Amount                                        5,139,440.98
Allocable Servicing Fee (Due) [Section 3]                              1,666,666.67
Previously unpaid Allocable Servicing Fee                                      0.00

Class A Required Amount [Section 4.10 (a)]                                     0.00
Funding of Class A Required Amount:                                            0.00
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.1              0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                 0.00
     From Subordinated Principal Collections [Section 4.15(a)]                 0.00
     Total ("Funded Class A Required Amount")                                  0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]     13,329,719.85
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]              1,448,612.20
Funded Class A Required Amount                                                 0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Serv              0.00
Total Available for Class A Invested Percentage Allocations           11,881,107.65

Class A Monthly Interest (Paid)                                        5,075,000.00
Overdue Class A Monthly Interest (Paid)                                        0.00
Class A Additional Interest (Paid)                                             0.00
Overdue Class A Additional Interest (Paid)                                     0.00
Reimb. of Class A Investor Default Amount (Paid)                       5,139,440.98
Allocable Servicing Fee (Paid)                                         1,666,666.67
Previously unpaid Allocable Servicing Fee (Paid)                               0.00

Class A Interest Shortfall                                                     0.00

*** Class B Invested Percentage Allocations ***                                0.00

Class B Invested Percentage                                                    4.00%
Fixed Class B Invested Percentage                                              4.00%

Class B Monthly Interest (Due) [Section 4.08(b)]                         240,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                       0.00
Class B Additional Interest (Due) [Section 4.08(b)]                            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                    0.00
Class B Investor Default Amount                                          236,296.14

Excess current or overdue Class B Monthly Interest,                            0.00
  Class B Additional Interest or the Cummulative Excess Interest               0.00
Funding of Excess current or overdue Class B Monthly Interest,                 0.00
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
     From Excess Reallocated FC&A [Section 4.13(c)]                            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                              0.00

Funding of Class B Investor Default Amount                                     0.00
     From Excess Reallocated FC&A [Section 4.13(d)]                      236,296.14
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                        236,296.14

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]        612,860.68
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                372,860.68
Funded Excess current or overdue Class B Monthly Interest,                     0.00
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
Funded Class B Default Amount                                            236,296.14
Total Available for Class B Floating Allocations                         476,296.14

Class B Monthly Interest (Paid)                                          240,000.00
Overdue Class B Monthly Interest (Paid)                                        0.00
Class B Additional Interest (Paid)                                             0.00
Overdue Class B Additional Interest (Paid)                                     0.00
Reimbursement Class B Investor Default Amount (Paid)                     236,296.14

Class B Interest Shortfall                                                     0.00

*** Collateral Invested Percentage Allocations ***                             0.00

Collateral Invested Percentage                                                 9.00%

Collateral Monthly Interest (Due) [Section 4.08(c)]                      501,562.50
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                         0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                 0.00
Collateral Investor Default Amount                                       531,666.31

Collateral Invested Percentage of Reallocated FC&A                     1,378,936.54
Amount that constitutes Excess FC&A [Section 2 def of Excess FC&A      1,378,936.54



Collateral Monthly Interest (Paid)                                       501,562.50
Overdue Collateral Monthly Interest (Paid)                                     0.00
Collateral Additional Interest (Paid)                                          0.00
Overdue Collateral Additional Interest (Paid)                                  0.00
Reimbursement of Collateral Default Amount (Paid)                        531,666.31

Collateral Interest Shortfall                                                  0.00


*** Reimbursement of Shortfalls ***                                            0.00

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]            1,448,612.20
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]              372,860.68
      Excess from Collateral Interest Reallocated FC&A [Section 2      1,378,936.54
         Total                                                         3,200,409.42
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                     0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section               0.00
    Allocated to pay current or overdue Class B Monthly                        0.00
        Interest, Class B Additional Interest or the Cumulative                0.00
        Excess Interest Amount [Section 4.13(c)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio        236,296.14
    Allocated to reimburse Class B Invested Amount reductions [Se              0.00
    Allocated to pay current or overdue Collateral Monthly Intere              0.00
       and Collateral Additional Interest [Section 4.13 (f)]             501,562.50
    Allocated to unpaid Allocated Servicing Fee from previous per              0.00
    Allocated to fund the Collateral Default Amount [Section 4.13        531,666.31
    Allocated to reimburse Collateral Invested Amount reductions               0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                 0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(      1,930,884.47

Subordinated Principal Collections [Section 4.15]                     28,519,872.44
   Allocated to Class A Required Amount [Section 4.15(a)]                      0.00
   Allocated to pay current or overdue Class B Monthly                         0.00
        Interest, Class B Additional Interest or the Cumulative                0.00
        Excess Interest Amount [Section 4.15(b)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio              0.00


*** Amortization Allocations ***                                               0.00

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]    Not Triggered
   Other Amortization Events                                     Not Triggered
Transaction Period                                               REVOLVING

Principal Allocation Percentage                                  N/A
Principal Allocation Percentage Numerator                        N/A

Available Investor Principal Collections
     Investor Principal Collections                                  205,014,844.23
     Subordinated Principal Collections                                        0.00
     Series Allocable Miscellaneous Payments                                   0.00
     Series 1994-1 Excess Principal Collections                                0.00
     [Subordinated Series Reallocated Principal Collections]                   0.00
  Available Investor Principal Collections                           205,014,844.23

Collateral Principal Collections                                      20,276,193.39

Controlled Distribution Amount                                   N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                              0.00
Class A Monthly Principal (Paid)                                               0.00

Deficit Controlled Amortization Amount                                         0.00

Total Available to Pay Class B Monthly Principal                     205,014,844.23
Class B Monthly Principal (Due) [Section 4.09(b)]                              0.00
Class B Monthly Principal (Paid)                                               0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                           0.00
Collateral Monthly Principal (Paid)                                            0.00

Series 1994-2 Principal Shortfall                                              0.00
Trust Excess Principal Collections                                   225,291,037.62


*** Funding Accounts ***                                                       0.00

Class A Principal Funding Account deposit                        N/A
Principal Distributed to Class A Certificateholders                            0.00
Class A Principal Funding Account Balance                        N/A

Class B Principal Funding Account deposits                                     0.00
Principal Distributed to Class B Certificateholders                            0.00
Class B Principal Funding Account Balance                        N/A

Class A Interest Payment/Deposit                                               0.00
   from Collection Account                                             5,075,000.00
   from Principal Funding Account                                N/A
   Paid to Class A Certificateholders                                  5,075,000.00
   Principal Funding Account Balance                             N/A

Class B Interest Payment/Deposit
   from Collection Account                                               240,000.00
   from Principal Funding Account                                N/A
   Paid to Class B Certificateholders                                    240,000.00
   Principal Funding Account Balance                                           0.00

Class A Investor Charge-Offs                                                   0.00
Reimbursement of Class A Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                           0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                  0.00
Class B Investor Charge-Offs                                                   0.00
Reimbursement of Class B Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductio              0.00

Reduction of the Collateral Invested Amount                                    0.00
Previous month's ending Collateral Invested Amount                    90,000,000.00
Current Month's ending Collateral Invested Amount                     90,000,000.00
Reimbursement of Collateral Invested Amount reductions                         0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                  0.00

Unpaid current Allocated Servicing Fee                                         0.00
Reimbursement of unpaid Allocated Servicing Fee                                0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                           0.00



*** Receivables Outstanding & Invested Amounts ***                             0.00

Principal Receivables outstanding [Last Month]                     6,122,550,235.85
Average Principal outstanding based upon additional accounts       6,122,550,235.85
Principal Receivables outstanding [End of Month]                   6,142,736,239.29
Finance Charge and Administrative Receivables outstanding             91,551,367.22

Class A Invested Amount                                              870,000,000.00
Class B Invested Amount                                               40,000,000.00
Collateral Invested Amount                                            90,000,000.00

Series Adjusted Invested Amount                                    1,000,000,000.00
Series Required Sellers Amount                                        70,000,000.00
Required Collateral Amount                                            90,000,000.00
Available Collateral Amount                                           90,000,000.00

Class A Certificate Balance                                          870,000,000.00
Class B Certificate Balance                                           40,000,000.00


*** Cash Collateral Account ***                                                0.00

Cash Collateral Account [Section 4.14]                                         0.00
   Begin Balance                                                               0.00
   Deposit of Excess Collections                                               0.00
   Withdrawal Amounts [Section 4.14 (b)]                                       0.00
      For Class A Required Amount                                              0.00
      To reimburse Class A Investor Charge-Offs                                0.00
      To pay current or overdue Class B Monthly                                0.00
          Interest, Class B Additional Interest or the Cumulative              0.00
          Excess Interest Amount                                               0.00
      To fund the Class B Investor Default Amount                              0.00
      To reimburse Class B Invested Amount reductions                          0.00
             Total                                                             0.00
   Deposit of Collateral Monthly Principal                                     0.00
   Net Available                                                               0.00
   Required Cash Collateral Amount                                             0.00
   Collateral Surplus                                                          0.00
   Cash Collateral Account Surplus                                             0.00
   End Balance                                                                 0.00

Collateral Surplus (Prime)                                                     0.00
Cash Collateral Account Surplus (Prime)                                        0.00

************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1994-2              15-May-97
************************************************************************************


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               5.833333
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            5.833333

B. Calculation of Class A Interest

   1. Class A Certificate Coupon                                           7.000000%
   2. Beginning Invested Amount                                      870,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of Finance Charge & Administrative Receivab     89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                         87.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                              NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class A Investor Default Amount                                  5,139,440.98

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                             0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                 0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                   0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                         1,666,666.67

   8. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class A Pool Factor                                                         1.00

E. Receivables Balances (as reported for 12/16/96 Distribution)                0.00

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22

F. Class B Certificates (as reported for 12/16/96 Distribution)                0.00

   1. Class B Invested Amount as of the end of the Payment Date       40,000,000.00

   2. Available Collateral Invested Amount as of the end of the P     90,000,000.00



************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1994-2              15-May-97
************************************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               6.000000
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            6.000000

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                           7.200000%
   2. Beginning Class B Invested Amount                               40,000,000.00

C. Performance of Trust                                                    0.000000

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of FC&A                                         89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                          4.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                          NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class B Investor Default Amount                                    236,296.14

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                         0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                            0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                   0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                  0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                         0.00

   8. Available Collateral Invested Amount                            90,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class B Pool Factor                                                         1.00

E. Receivables Balances                                                        0.00

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1995-1              15-May-97
************************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                              23.072%
   Annualized Gross Cash Yield (excluding principal recoveries)              17.315%
   Annualized Net Default Rate                                                6.839%
   Annualized Portfolio Yield                                                10.477%

Delinquency status of accounts:
   5 - 29 days ($)                                                   207,472,459.81
   5 - 29 days (%)     (Gross/Gross)                                           3.33%
   30 - 59 days($)                                                    83,095,021.77
   30 - 59 days (%)     (Gross/Gross)                                          1.33%
   60+ days ($)                                                      180,610,286.16
   60+ days (%)     (Gross/Gross)                                              2.90%
        Total ($)                                                    471,177,767.74
        Total (%)     (Gross/Gross)                                            7.56%

Collections
   Principal                                                       1,343,187,321.19
   Finance Charge                                                     60,283,002.35
   Fees                                                                9,140,410.06
   Allocated Interchange                                              18,516,547.26
   Other Recoveries                                                      405,132.14
   Principal Recoveries                                                1,276,823.04
   Total                                                           1,432,809,236.04

Aggregate Principal Shortfalls for Group 1                                     0.00

Adjustment Payments                                                            0.00
Transfer Deposit Amount                                                        0.00


   Gross Principal Defaults                                           36,168,374.24

   Defaulted Receivables Repurchased Pursuant to Article 2.07                  0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                  0.00
   Net Defaulted Amount (Gross Defaults less Principal Recoveries     34,891,551.20

*** Reallocated Investor Finance Charge and Administrative Collec              0.00

Reallocated Investor Finance Charge and Administrative Collection      8,697,222.73
Investor Defaulted Amount (Gross)                                      3,544,442.05
Series Adjusted Portfolio Yield                                               10.31%

*** Class A Invested Percentage Allocations ***                                0.00

Class A Invested Percentage                                                    0.87
Fixed Class A Invested Percentage                                              0.87

Class A Monthly Interest (Due) [Section 4.08(a)]                       2,539,312.50
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                       0.00
Class A Additional Interest (Due) [Section 4.08(a)]                            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                    0.00
Class A Investor Default Amount                                        3,083,664.58
Allocable Servicing Fee (Due) [Section 3]                              1,000,000.00
Previously unpaid Allocable Servicing Fee                                      0.00

Class A Required Amount [Section 4.10 (a)]                                     0.00
Funding of Class A Required Amount:                                            0.00
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.1              0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                 0.00
     From Subordinated Principal Collections [Section 4.15(a)]                 0.00
     Total ("Funded Class A Required Amount")                                  0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]      7,566,583.78
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                943,606.70
Funded Class A Required Amount                                                 0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Serv              0.00
Total Available for Class A Invested Percentage Allocations            6,622,977.08

Class A Monthly Interest (Paid)                                        2,539,312.50
Overdue Class A Monthly Interest (Paid)                                        0.00
Class A Additional Interest (Paid)                                             0.00
Overdue Class A Additional Interest (Paid)                                     0.00
Reimb. of Class A Investor Default Amount (Paid)                       3,083,664.58
Allocable Servicing Fee (Paid)                                         1,000,000.00
Previously unpaid Allocable Servicing Fee (Paid)                               0.00

Class A Interest Shortfall                                                     0.00

*** Class B Invested Percentage Allocations ***                                0.00

Class B Invested Percentage                                                    4.00%
Fixed Class B Invested Percentage                                              4.00%

Class B Monthly Interest (Due) [Section 4.08(b)]                         154,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                       0.00
Class B Additional Interest (Due) [Section 4.08(b)]                            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                    0.00
Class B Investor Default Amount                                          141,777.68

Excess current or overdue Class B Monthly Interest,                            0.00
  Class B Additional Interest or the Cummulative Excess Interest               0.00
Funding of Excess current or overdue Class B Monthly Interest,                 0.00
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
     From Excess Reallocated FC&A [Section 4.13(c)]                            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                              0.00

Funding of Class B Investor Default Amount                                     0.00
     From Excess Reallocated FC&A [Section 4.13(d)]                      141,777.68
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                  0.00
     From Subordinated Principal Collections allocable to the Col              0.00
     Total Funded                                                        141,777.68

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]        347,888.91
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                193,888.91
Funded Excess current or overdue Class B Monthly Interest,                     0.00
  Class B Additional Interest or the Cummulative Excess Interest:              0.00
Funded Class B Default Amount                                            141,777.68
Total Available for Class B Floating Allocations                         295,777.68

Class B Monthly Interest (Paid)                                          154,000.00
Overdue Class B Monthly Interest (Paid)                                        0.00
Class B Additional Interest (Paid)                                             0.00
Overdue Class B Additional Interest (Paid)                                     0.00
Reimbursement Class B Investor Default Amount (Paid)                     141,777.68

Class B Interest Shortfall                                                     0.00

*** Collateral Invested Percentage Allocations ***                             0.00

Collateral Invested Percentage                                                 9.00%

Collateral Monthly Interest (Due) [Section 4.08(c)]                      300,937.50
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                         0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                 0.00
Collateral Investor Default Amount                                       318,999.78

Collateral Invested Percentage of Reallocated FC&A                       782,750.05
Amount that constitutes Excess FC&A [Section 2 def of Excess FC&A        782,750.05



Collateral Monthly Interest (Paid)                                       300,937.50
Overdue Collateral Monthly Interest (Paid)                                     0.00
Collateral Additional Interest (Paid)                                          0.00
Overdue Collateral Additional Interest (Paid)                                  0.00
Reimbursement of Collateral Default Amount (Paid)                        318,999.78

Collateral Interest Shortfall                                                  0.00


*** Reimbursement of Shortfalls ***                                            0.00

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]              943,606.70
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]              193,888.91
      Excess from Collateral Interest Reallocated FC&A [Section 2        782,750.05
         Total                                                         1,920,245.66
  Uses of Excess Reallocated FC&A Collections [Section 4.13]                   0.00
    Allocated to Class A Required Amount [Section 4.13(a)]                     0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section               0.00
    Allocated to pay current or overdue Class B Monthly                        0.00
        Interest, Class B Additional Interest or the Cumulative                0.00
        Excess Interest Amount [Section 4.13(c)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio        141,777.68
    Allocated to reimburse Class B Invested Amount reductions [Se              0.00
    Allocated to pay current or overdue Collateral Monthly Intere              0.00
       and Collateral Additional Interest [Section 4.13 (f)]             300,937.50
    Allocated to unpaid Allocated Servicing Fee from previous per              0.00
    Allocated to fund the Collateral Default Amount [Section 4.13        318,999.78
    Allocated to reimburse Collateral Invested Amount reductions               0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                 0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(      1,158,530.70

Subordinated Principal Collections [Section 4.15]                     17,111,923.47
   Allocated to Class A Required Amount [Section 4.15(a)]                      0.00
   Allocated to pay current or overdue Class B Monthly                         0.00
        Interest, Class B Additional Interest or the Cumulative                0.00
        Excess Interest Amount [Section 4.15(b)]                               0.00
    Allocated to fund the Class B Investor Default Amount [Sectio              0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]    Not Triggered
   Other Amortization Events                                     Not Triggered
Transaction Period                                               REVOLVING

Principal Allocation Percentage                                  N/A
Principal Allocation Percentage Numerator                        N/A

Available Investor Principal Collections
     Investor Principal Collections                                  123,008,906.52
     Subordinated Principal Collections                                        0.00
     Series Allocable Miscellaneous Payments                                   0.00
     Series 1995-1 Excess Principal Collections                                0.00
     [Subordinated Series Reallocated Principal Collections]                   0.00
  Available Investor Principal Collections                           123,008,906.52

Collateral Principal Collections                                      12,165,716.03

Controlled Distribution Amount                                   N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                              0.00
Class A Monthly Principal (Paid)                                               0.00

Deficit Controlled Amortization Amount                                         0.00

Total Available to Pay Class B Monthly Principal                     123,008,906.52
Class B Monthly Principal (Due) [Section 4.09(b)]                              0.00


Collateral Monthly Principal (Due) [Section 4.09(c)]                           0.00
Collateral Monthly Principal (Paid)                                            0.00

Series 1995-1 Principal Shortfall                                              0.00
Trust Excess Principal Collections                                   135,174,622.55


*** Funding Accounts ***

Class A Principal Funding Account deposit                        N/A
Principal Distributed to Class A Certificateholders                            0.00
Class A Principal Funding Account Balance                        N/A

Class B Principal Funding Account deposits                                     0.00
Principal Distributed to Class B Certificateholders                            0.00
Class B Principal Funding Account Balance                        N/A

Class A Interest Payment/Deposit
   from Collection Account                                             2,539,312.50
   from Principal Funding Account                                N/A
   Paid to Class A Certificateholders                                  2,539,312.50
   Principal Funding Account Balance                             N/A

Class B Interest Payment/Deposit
   from Collection Account                                               154,000.00
   from Principal Funding Account                                N/A
   Paid to Class B Certificateholders                                    154,000.00
   Principal Funding Account Balance                                           0.00

Class A Investor Charge-Offs                                                   0.00
Reimbursement of Class A Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                           0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                  0.00
Class B Investor Charge-Offs                                                   0.00
Reimbursement of Class B Investor Charge-Offs                                  0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductio              0.00

Reduction of the Collateral Invested Amount                                    0.00
Previous month's ending Collateral Invested Amount                    54,000,000.00
Current Month's ending Collateral Invested Amount                     54,000,000.00
Reimbursement of Collateral Invested Amount reductions                         0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                  0.00

Unpaid current Allocated Servicing Fee                                         0.00
Reimbursement of unpaid Allocated Servicing Fee                                0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                           0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                     6,122,550,235.85
Average Principal outstanding based upon additional accounts       6,122,550,235.85
Principal Receivables outstanding [End of Month]                   6,142,736,239.29
Finance Charge and Administrative Receivables outstanding             91,551,367.22

Class A Invested Amount                                              522,000,000.00
Class B Invested Amount                                               24,000,000.00
Collateral Invested Amount                                            54,000,000.00

Series Adjusted Invested Amount                                      600,000,000.00
Series Required Sellers Amount                                        42,000,000.00
Required Collateral Amount                                            54,000,000.00
Available Collateral Amount                                           54,000,000.00

Class A Certificate Balance                                          522,000,000.00
Class B Certificate Balance                                           24,000,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]                                         0.00
   Begin Balance                                                               0.00
   Deposit of Excess Collections                                               0.00
   Withdrawal Amounts [Section 4.14 (b)]                                       0.00
      For Class A Required Amount                                              0.00
      To reimburse Class A Investor Charge-Offs                                0.00
      To pay current or overdue Class B Monthly                                0.00
          Interest, Class B Additional Interest or the Cumulative              0.00
          Excess Interest Amount                                               0.00
      To fund the Class B Investor Default Amount                              0.00
      To reimburse Class B Invested Amount reductions                          0.00
             Total                                                             0.00
   Deposit of Collateral Monthly Principal                                     0.00
   Net Available                                                               0.00
   Required Cash Collateral Amount                                             0.00
   Collateral Surplus                                                          0.00
   Cash Collateral Account Surplus                                             0.00
   End Balance                                                                 0.00

Collateral Surplus (Prime)                                                    (0.00)
Cash Collateral Account Surplus (Prime)                                       (0.00)

************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1995-1              15-May-97
************************************************************************************


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               4.864583
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            4.864583

B. Calculation of Class A Interest                                         0.000000

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                                   0.056875
     (b) Spread                                                            0.001500
     (c) Class A Certificate Rate                                          0.058375
   2. Beginning Invested Amount                                      522,000,000.00
   3. Days in the Interest Period                                                30

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of Finance Charge & Administrative Receivab     89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                         87.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                              NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class A Investor Default Amount                                  3,083,664.58

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                             0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                 0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                   0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                         1,000,000.00

   8. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class A Pool Factor                                                         1.00

E. Receivables Balances                                                        0.00

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22

F. Class B Certificates                                                        0.00

   1. Class B Invested Amount as of the end of the Payment Date       24,000,000.00

   2. Available Collateral Invested Amount as of the end of the P     54,000,000.00


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                    30-Apr-97
Household Affinity Credit Card Master Trust I, Series 1995-1              15-May-97
************************************************************************************


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                               6.416667
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                            6.416667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                           7.700000%
   2. Beginning Class B Invested Amount                               24,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of FC&A                                         89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                          4.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                          NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class B Investor Default Amount                                    141,777.68

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                         0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                            0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                   0.00

   7. Available Cash Collateral Amount                                         0.00
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                  0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                         0.00

   8. Available Collateral Invested Amount                            54,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class B Pool Factor                                                         1.00

E. Receivables Balances                                                        0.00

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                  6,142,736,239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22



                                       Monthly Servicer's Certificate
                   (Delivered pursuant to subsection 3.04(b)
                    of the Pooling and Servicing Agreement

                     HOUSEHOLD FINANCE CORPORATION
              HOUSEHOLD AFFINITY FUNDING CORPORATION
          HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
                Class A and Class B Certificates, Series 1997-1


            The undersigned, a duly authorized  representative of Household Finance
Corporation,
as Servicer (the "Servicer"), pursuant to the Amended and Restated  Pooling and
Servicing Agreement,
dated as of August 1, 1993 (the "Pooling and Servicing Agreement"), by and among
Household Affinity
Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as
Trustee, does hereby
certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring          15-May-97

5.   Trust Information.

(a)  The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ..............  1,432,809,236.04

(b)  The aggregate amount of such Collections with respect to Principal
     Receivables for the Due Period preceding such Distribution Date was equal to ...................................................  1,343,187,321.19
     (i)  The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)              23.07%


(c)  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding
     such Distribution Date was equal to ........................     89,621,914.85

     (i)  The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f             17.32%

     (ii) The amount of such aggregate with respect to Finance Ch     60,283,002.35

     (iii)The amount of such aggregate with respect to Fees was e      9,140,410.06

     (iv) The amount of such aggregate with respect to Interchang     18,516,547.26

     (v)  The amount of such aggregate with respect to Other Reco        405,132.14

     (vi) The amount of such aggregate with respect to Principal       1,276,823.04

(d)  The Gross Defaulted Amount for the preceding Due Period is .     36,168,374.24
     (i)  The annualized default rate, (d) *12 / (f),  is .......              7.09%

     (ii) The annualized net default rate, [(d)-(c)(vi)] *12 / (f              6.84%

(e)  The Portfolio Yield for such Distribution Date [c(i) - d(ii)             10.48%

(f)  The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ....................  6,122,550,235.85

(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ........................  6,142,736,239.29

(h)  The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to .............  6,132,643,237.57

(i)  The total amount of Finance Charge and Administrative Receivables in the
     Trust as of the last day of the immediately preceding Due Pe     91,551,367.22

(j)  The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent  as of the close of business on the last
     day of the calendar month preceding such Distribution Date w    207,472,459.81

(k)  The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last
     day of the calendar month preceding such Distribution Date w     83,095,021.77

(l)  The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last
     day of the calendar month preceding such Distribution Date w    180,610,286.16

(m)  The aggregate amount of Trust Excess Principal Collections for such
     Distribution Date is........................................  1,243,336,854.21

(n)  The aggregate amount of Principal Shortfalls for such Distri              0.00

6.   Group Two Information

(a)  The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
     rate agreements, if an...) is equal to .....................              5.87%

(b)  Group Two Total Investor Collections is equal to ...........    234,021,638.18

(c)  Group Two Investor Principal Collections is equal to .......    219,383,634.18

(d)  Group Two Investor Finance Charge and Administrative Collect     14,638,004.00

(e)  Group Two Investor Additional Amounts is equal to ..........              0.00

(f)  Group Two Investor Default Amount is equal to ..............      5,907,403.43

(g)  Group Two Investor Monthly Fees is equal to ................      1,666,666.67

(h)  Group Two Investor Monthly Interest is equal to ............      4,891,916.67

7.

(a)  The Series Adjusted Portfolio Yield for the Due Period preceding such
     Distribution Date was equal to .............................             10.48%

(b)  The Series 1997-1 Allocation Percentage with respect to the Due
     Period preceding such Distribution Date was equal to .......             18.12%

(c)  The Floating Allocation Percentage for the Due Period preceding such
     Distribution Date was equal to .............................             90.14%

(d)  The aggregate amount of Reallocated Investor Finance Charge and
     Administrative Collections for the Due Period preceding
     such Distribution Date is equal to .........................     14,638,004.00

(e)  The Floating Allocation Percentage of Series Allocable Finance
     Charge and Administrative Collections for the Due Period preceding
     such Distribution Date is equal to..........................     14,638,004.00

(f)  Class A Invested Amount ....................................    870,000,000.00

(g)  The Class A Invested Percentage with respect to the Due Period
     preceding such Distribution Date was equal to ..............             87.00%

(h)  The Class A Invested Percentage of the amount set forth in Item 7(d)
     above was equal to .........................................     12,735,063.48

(i)  The amount of Class A Monthly Interest for such Distribution Date is
     equal to....................................................      4,195,937.50

(j)  The amount of any Class A Monthly Interest previously due but not
     distributed on a prior Distribution Date is equal to .......              0.00

(k)  The amount of Class A Additional Interest for such Distribution Date
     is equal to ................................................              0.00

(l)  The amount of any Class A Additional Interest previously due but not
     distributed on a prior Distribution Date is equal to........              0.00

(m)  The Class A Investor Default Amount for such Distribution Date is
     equal to ...................................................      5,139,440.98

(n)  The Allocable Servicing Fee for such Distribution Date is eq      1,666,666.67

(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to...............................              0.00

(p)  Class B Invested Amount ....................................     47,500,000.00

(q)  The Class B Invested Percentage for the Due Period preceding such
     Distribution Date was equal to..............................              4.75%

(r)  The Class B Invested Percentage of the amount set forth in Item 7(d)
     above is equal to...........................................        695,305.19

(s)  The amount of Class B Monthly Interest for such Distribution Date is
     equal to....................................................        236,213.54

(t)  The amount of any Class B Monthly Interest previously due but not
     distributed on a prior Distribution Date is equal to........              0.00

(u)  The amount of Class B Additional Interest for such Distribution Date
     is equal to.................................................              0.00

(v)  The amount of any Class B Additional Interest previously due but not
     distributed on a prior Distribution Date is equal to........              0.00

(w)  Class B Investor Default Amount for such Distribution Date is equal
     to..........................................................        280,601.66

(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d)
     above is equal to...........................................      1,207,635.33

(y)  The Series 1997-1 Principal Shortfall for such Distribution Date is
     equal to....................................................              0.00

(z)  The Series 1997-1 Excess Principal Collections is equal to..    225,291,037.60

(aa) The amount of Excess Finance Charge and Administrative Collections
     with respect to such Distribution Date is equal to..........      3,399,745.31

(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:

     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date......................              0.00

     (ii) to reimburse Class A Investor Charge-Offs..............              0.00

     (iii)to pay current or overdue Class B Monthly Interest,
          Class B Additional Interest or the Cumulative
          Excess Interest Amount ................................              0.00

     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date......................        280,601.66

     (v)  to reimburse certain previous reductions in the Class B
          Invested Amount .......................................              0.00

     (vi) to pay the Collateral Monthly Interest for such Distribution
          Date equal to..........................................        459,765.63

     (vii)to pay any portion of the Allocable Servicing Fee not
          paid pursuant to clause (i) above......................              0.00

     (viiito fund the Collateral Investor Default Amount with
          respect to such Distribution Date......................        487,360.78

     (ix) to make any required deposit in the Cash Collateral Acc              0.00

     (x)  to make any required deposit to the Reserve Account [Se      2,172,017.24


(cc) The amount of Subordinated Principal Collections with respect to such
     Distribution Date is equal to...............................     28,519,872.44

(dd) The amount, if any, of Miscellaneous Payments with respect to such
     Distribution Date is equal to...............................              0.00

(ee) The Principal Allocation Percentage is equal to ............N/A

(ff) The total amount to be distributed to Class A Certificateholders on
     such Distribution Date in payment of principal is equal to..              0.00

(gg) The total amount to be distributed to Class B Certificateholders on
     such Distribution Date in payment of principal is equal to..              0.00

(hh) The amount of Class A Investor Charge-Offs for such Distribution
     Date is equal to............................................              0.00

(ii) The total amount of reimbursements of Class A Investor Charge-Offs
     for such Distribution Date is equal to......................              0.00

(jj) The amount of Class B Investor Charge-Offs and other reductions in
     the Class B Invested Amount for such Distribution Date is eq              0.00

(kk) The total amount of reimbursements of Class B Investor Charge-Offs
     for such Distribution Date is equal to......................              0.00

(ll) The Class A Invested Amount at the close of business on such
     Distribution Date (after giving effect to all payments and adjustments
     on such Distribution Date) will be equal to.................    870,000,000.00

(mm) The Class B Invested Amount at the close of business on such
     Distribution Date (after giving effect to all payments and adjustments
     on such Distribution Date) will be equal to.................     47,500,000.00

(nn) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
     from the Collateral Account) was equal to...................     82,500,000.00

(oo) The Required Collateral Amount as of the close of business on such
     Distribution Date, after giving effect to any withdrawal from the
     Collateral Account and payments to the Collateral Interest Holder on
     such Distribution Date, will be equal to....................     82,500,000.00

(pp) The ratio of the Required Collateral Amount to the Class B Invested Amount
     as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
     Collateral Interest Holder on such Distribution Date, will b          173.6842%

(qq) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest
     to Class B Certificateholders on such Distribution Date, wil              0.00

8.   Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default
     amounts) prior to making distributions on such Distribution       7,063,933.90

9.   The total amount to be allocated according to the terms of the Collateral
     Agreement on such Distribution Date is equal to ............        459,765.63

10.  Total amount to be distributed from the Collection Account to the
     Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
     Series against deposits to the Collection Account) is equal               0.00

11.  The Class A Adjusted Invested Amount                            870,000,000.00

12.  The Class B Adjusted Invested Amount                             47,500,000.00

13.  The Controlled Accumulation Amount                                        0.00

14.  The Controlled Deposit Amount                                             0.00

15.  The Deficit Controlled Accumulation Amount                                0.00

16.  The Principal Funding Account Balance                                     0.00

17.  The Principal Funding Investment Shortfall                  N/A

18.  The Required Reserve Account Amount                              13,303,750.00

19.  The Reserve Account Balance                                       8,919,108.99

20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
     (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicNone

12.  As of the date hereof, to the best knowledge of the undersigned, no
     Amortization Event has been deemed to have occurred on or prior to
     such Distribution Date.                                                   0.00
        0
13.  As of the date hereof, to the best knowledge of the undersigned, no
     Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
     consists of :   ____________________________________________              0.00

14.  The amounts specified to be deposited into and withdrawn from the
     Collection Account, as well as the amounts specified to be paid to the
     Transferor, the Servicer, the Interest Holder and the Certificateholders
     are all in accordance with the requirements of the Pooling and
     Servicing Agreement.                                                      0.00

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
     Certificate this 11th day of April, 1997.
                                                                                  `

          HOUSEHOLD FINANCE CORPORATION
          as Servicer,

          By:
          Name: Steven H. Smith
          Title: Servicing Officer


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1997-1              15-May-97
************************************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                            4.822916667
   2. Principal distribution per $1,000 interest                           0.000000
   3. Interest distribution per $1,000 interest                         4.822916667

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                                  5.6875000%
     (b) Spread                                                           0.1000000%
     (c) Class A Certificate Rate                                         5.7875000%
   2. Beginning Invested Amount                                      870,000,000.00
   3. Days in the Interest Period                                                30

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                        1,432,809,236.04
      (b) Collections of Finance Charge & Administrative Receivab     89,621,914.85
      (c) Collections of Principal                                 1,343,187,321.19

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                         87.00%
      (b) Principal Allocation Percentage                        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                              NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class A Investor Default Amount                                    5139440.98

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                0
      (b) The amount of Item 6(a) per $1,000 interest                             0
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                    0
      (d) The amount of Item 6(c) per $1,000 interest                             0
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                      0

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                           1666666.67

   8. Deficit Controlled Amortization Amount for such Payment Date

D. Class A Pool Factor                                                         1.00

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                     6142736239.29

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period           91551367.22

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date            47500000

   2. Available Collateral Invested Amount as of the end of the P          82500000


************************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                       Apr-97
Household Affinity Credit Card Master Trust I, Series 1997-1              15-May-97
************************************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                            4.972916632
   2. Principal distribution per $1,000 interest                          0.0000000
   3. Interest distribution per $1,000 interest                         4.972916632

   1. Calculation of Class B Certificate Rate
     (a) One-month LIBOR                                                  5.6875000%
     (b) Spread                                                           0.2800000%
     (c) Class B Certificate Rate                                         5.9675000%
   2. Beginning Invested Amount                                       47,500,000.00
   3. Days in the Interest Period                                                30


C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                           1432809236.04
      (b) Collections of FC&A                                           89621914.85
      (c) Collections of Principal                                    1343187321.19

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                          4.75%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                          NA
      (b) Total amount on deposit in Principal
          Funding Account                                                        NA

   4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                         207,472,459.81
                                    (%)   (Gross/Gross)                        3.33%
      (b) 30 - 59 days-- ($)                                          83,095,021.77
                                    (%)   (Gross/Gross)                        1.33%
      (c) 60+ days -- ($)                                            180,610,286.16
                                    (%)   (Gross/Gross)                        2.90%

   5. Class B Investor Default Amount                                    280,601.66

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                         0.00
      (b) The amount of Item 6(a) per $1,000 interest                          0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                            0.00
      (d) The amount of Item 6(c) per $1,000 interest                          0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                   0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                  0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                         0.00

   8. Available Collateral Invested Amount                            82,500,000.00

   9. Deficit Controlled Amortization Amount for such Payment Dat              0.00

D. Class B Pool Factor                                                         1.00

E. Receivables Balances                                                        0.00

   1. Principal Receivables as of close of business on the last d              0.00
      of the preceding Due Period                                  6,142,736,239.29


   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period         91,551,367.22